UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2017 (December 1, 2017)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry Into a Material Definitive Agreement.

On May 19, 2017, CĪON Investment Corporation (“CĪON”), through two newly-formed, wholly-owned, special-purpose financing subsidiaries, Murray Hill Funding, LLC (“Murray Hill Funding”) and Murray Hill Funding II, LLC (“Murray Hill Funding II”), entered into a financing arrangement with UBS AG, London Branch (“UBS”), pursuant to which up to $125,000,000 was made available to CĪON to fund investments and for other general corporate purposes (the “UBS Facility”).

As part of the financing arrangement, Murray Hill Funding II entered into an Indenture with U.S. Bank National Association, as trustee, dated as of May 19, 2017 (the “Original Indenture”), pursuant to which Class A Notes (the “Notes”) may be issued by Murray Hill Funding II from time to time in an aggregate principal amount of $192,307,692. On December 1, 2017, Murray Hill Funding II amended and restated the Original Indenture (the “Amended Indenture”) pursuant to which the aggregate principal amount of Notes that may be issued by Murray Hill Funding II was increased from $192,307,692 to $266,666,668. Murray Hill Funding will purchase the Notes to be issued by Murray Hill Funding II from time to time.

On December 1, 2017, Murray Hill Funding entered into a First Amended and Restated Master Confirmation to the Global Master Repurchase Agreement (the “Amended Master Confirmation”), which sets forth the terms of the repurchase transaction between Murray Hill Funding and UBS under the UBS Facility. As part of the Amended Master Confirmation, on or about December 15, 2017 and March 30, 2018, UBS will purchase the increased aggregate principal amount of Notes held by Murray Hill Funding for an aggregate purchase price equal to 75% of the principal amount of Notes issued. As a result of the Amended Master Confirmation, the aggregate maximum amount payable to Murray Hill Funding and to be made available to CĪON under the UBS Facility was increased from $125,000,000 to $200,000,000.

Murray Hill Funding paid an upfront fee and incurred certain other customary costs and expenses in connection with amending the UBS Facility. No other material terms of the UBS Facility were revised in connection with the amended UBS Facility.

The foregoing descriptions of the Amended Indenture, the Notes and the Amended Master Confirmation, as set forth in this Item 1.01, are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are filed as Exhibits 10.1 through 10.3 and are incorporated by reference herein.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2017, Apollo Investment Management, L.P. (“AIM”) was admitted as a member of CION Investment Management, LLC (“CIM”) and AIM’s Investment Sub-Advisory Agreement with CĪON was terminated.

On November 27, 2017, Joseph Glatt, 44, gave notice to the board of directors (the “Board”) of CĪON that he was resigning as a director of CĪON, effective immediately and automatically upon all members of CIM signing the Fourth Amended and Restated Limited Liability Company Agreement of CIM (the “CIM LLC Agreement”) (as described under Item 8.01 below). Mr. Glatt’s decision to resign was not the result of a disagreement with CĪON on any matter relating to CĪON's operations, policies or practices. Effective as of December 4, 2017, the Board accepted Mr. Glatt’s resignation and approved a decrease in the size of the Board from seven to six directors. As a result of the resignation of Mr. Glatt, the Board consists of two interested directors and four independent directors. Although Mr. Glatt has resigned from the Board, AIM has the right to appoint an individual to serve as an observer to the Board as described under Item 8.01 below.

On November 27, 2017, Richard Kilcoyne tendered his resignation as AIM's appointee to the investment committee of CIM (the “Investment Committee”), effective immediately and automatically upon all members of CIM signing the CIM LLC Agreement.

The resignations of Mr. Glatt and Mr. Kilcoyne occurred in connection with the new and ongoing relationship among CĪON, CIM and AIM.

Item 8.01.	Other Events.

On December 4, 2017, the members of CIM entered into the CIM LLC Agreement in connection with the joint venture between AIM and CION Investment Group, LLC (“CIG”), CĪON's sponsor. Under the CIM LLC Agreement, the classes of membership interests in CIM were designated the following rights and obligations pursuant to which (i) AIM’s class of membership interests in CIM has the right to appoint an individual to serve as a representative to attend all meetings of the Board and each committee of the Board in a non-voting, observer capacity; (ii) AIM’s responsibilities will include, among other things, identifying and providing information about potential investment opportunities for approval by CIM and providing reasonable expertise and knowledge with respect to CIM-sourced transactions; and (iii) CIG’s class of membership interests in CIM will have the right to appoint an additional member to the Investment Committee, which currently consists of three members selected by CIG, Michael A. Reisner, Mark Gatto and Gregg A. Bresner.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Indenture, dated as of December 1, 2017, by and between Murray Hill Funding II, LLC and U.S. Bank National Association.
10.2	Murray Hill Funding II, LLC Class A Notes Due 2027.
10.3	First Amended and Restated Master Confirmation, dated as of December 1, 2017, to the October 2000 Version Global Master Repurchase Agreement, dated as of May 19, 2017, by and between UBS AG, London Branch and Murray Hill Funding, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation

Date:	December 7, 2017	By:	/s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Indenture, dated as of December 1, 2017, by and between Murray Hill Funding II, LLC and U.S. Bank National Association.
10.2	Murray Hill Funding II, LLC Class A Notes Due 2027.
10.3	First Amended and Restated Master Confirmation, dated as of December 1, 2017, to the October 2000 Version Global Master Repurchase Agreement, dated as of May 19, 2017, by and between UBS AG, London Branch and Murray Hill Funding, LLC.